UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2004
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21496	36-3498354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 West 10th Street, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

(706) 645-4000
Registrant's telephone number, including area code

Item 5.	Other Events and Regulation FD Disclosure.

On March 1, 2004, the Company filed with the Bankruptcy Court its Monthly Operating Report for the month of January 2004 as debtor-in-possession under Chapter 11 of the Bankruptcy Code. A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.	Exhibit

99.1	Monthly Operating Report for the month of January 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPOINT STEVENS INC.
(Registrant)

Date: March 5, 2004	By:	/s/ Christopher N. Zodrow

Christopher N. Zodrow
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the month of January 2004.